Exhibit 99.2

Horwath Orenstein LLP

DOCUCOM LIMITED PARTNERSHIP

Financial Statements

Year Ended October 31, 2005

Horwath Orenstein LLP

AUDITORS' REPORT

To the Partners of DocuCom Limited Partnership

We have audited the balance sheet of DocuCom Limited Partnership as at October 31, 2005 and the statements of income, partners' capital and cash flow for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the partnership as at October 31, 2005 and the results of its operations and its cash flows far the year then ended in accordance with Canadian generally accepted accounting principles.

Toronto, Ontario
December 21, 2005                                                                                       CHARTERED ACCOUNTANTS

DOCUCOM LIMITED PARTNERSHIP

Balance Sheet

October 31, 2005

	2005	2004
ASSETS
CURRENT
Accounts receivable	$1,879,956	$2,288,165
Inventories	899,955	1,463,474
Prepaid expenses	47,569	42,045
Due from partners (Note 3)	-	400,000
	2,827,480	4,193,684
CAPITAL ASSETS (Note 4)	539,757	685,124
	$3,367,237	$4,878,808

LIABILITIES AND PARTNERS' CAPITAL
CURRENT
Bank indebtedness (Note 5)	$51,244	$1,406,898
Accounts payable and accrued liabilities	1,455,761	1,290,635
Current portion of obligations under capital lease	-	73,190
Deferred income	637,003	560,954
Current portion of long term debt (Note 6)	-	11,667
	2,144,008	3,343,344
LONG TERM DEBT (Note 6)	200,000	339,722
	2,344,008	3,683,066
PARTNERS' CAPITAL	1,023,229	1,195,742
	$3,367,237	$4,878,808

APPROVED BY THE GENERAL PARTNER

See the accompanying notes

DOCUCOM LIMITED PARTNERSHIP

Statement of Income

Year Ended October 31, 2005

	2005	2004
SALES	$13,396,833	$13,567,879

COST OF SALES	9,823,487	9,985,059

GROSS PROFIT	3,573,346	3,582,820

OPERATING EXPENSES (Schedule 1)
Selling	1,502,288	1,638,141
General and administrative	1,334,049	1,374,169
Distribution	167,020	204,819
Financing	97,518	163,657
Amortization	75,886	224,337

	3,176,761	3,605,123

NET INCOME (LOSS)	$396,585	$(22,303)

See the accompanying notes

DOCUCOM LIMITED PARTNERSHIP

Statement of Partners' Capital

Year Ended October 31, 2005

	2004 Balance	Net Income	Withdrawals	2005 Balance

PARTNERS' CAPITAL	$1,195,742	$396,585	$(569,096)	$1,023,229

	$1,195,742	$396,585	$(569,096)	$1,023,229

See the accompanying notes

DOCUCOM LIMITED PARTNERSHIP

Statement of Cash Flow

Year Ended October 31, 2005

	2005	2004
OPERATING ACTIVITIES
Net income (loss)	$396,585	$(22,303)
Item not affecting cash:
Amortization	238,511	283,232
	635,096	260,929

Changes in non-cash working capital:
Accounts receivable	408,209	(6,029)
Inventories	563,519	1,638,314
Accounts payable and accrued liabilities	165,126	(555,471)
Deferred income	76,049	(38,277)
Prepaid expenses	(5,524)	19,433
Due from partners	400,000	(210,000)
	1,607,379	847,970

Cash flow from operating activities	2,242,475	1,108,899

INVESTING ACTIVITY
Purchase of equipment	(93,144)	(72,905)
Cash flow used by investing activities	(93,144)	(72,905)

FINANCING ACTIVITIES
Reduction of bank indebtedness	(1,355,654)	(450,136)
Repayment of long term debt	(151,389)	(11,667)
Repayment of obligations under capital lease	(73,190)	(73,191)
Partners' drawings	(569,098)	(501,000)

Cash flow used by financing activities	(2,149,331)	(1,035,994)

INCREASE IN CASH FLOW
Cash - beginning of year

CASH - END OF YEAR	$-	$-
CASH FLOW SUPPLEMENTARY INFORMATION
Interest paid	$97,518	$163,657

See the accompanying notes

DOCUCOM LIMITED PARTNERSHIP

Notes to Financial Statements

Year Ended October 31, 2005

1.         DESCRIPTION OF OPERATIONS

DocuCom Limited Partnership ("the Partnership'') sells and services systems for the capture, storage and retrieval of document images using micrographic and digital technologies throughout Canada.

2.        SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements, which have been prepared in accordance with Canadian generally accepted accounting principles, reflect the accounting policies set out below.

Measurement uncertainty

The preparation of financial statements in conformity with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from these estimates. These estimates are reviewed periodically, and, as adjustments become necessary they are reported in earnings in the period in which they become known.

Unincorporated business

Since this business is unincorporated, the accompanying financial statements do not provide for taxes on income and do not include all the assets, liabilities, revenues or expenses of the partners. No provision has been made for salaries, interest or similar items accruing to the partners.

Revenue recognition

a)	Sales are normally recognized when the products are shipped, at which time title passes to the customer.

b)
Revenue derived from the sale of service contracts is initially recorded as deferred revenue when billed. Billings commonly occur two months before the contract commences. Deferred revenue represents approximately two months worth of advance service billings.

Inventories

Inventories of finished goods and service parts are valued at the lower of cost or net realizable value, on a first-in first-out basis.

(continues)

DOCUCOM LIMITED PARTNERSHIP

Notes to Financial Statements

Year Ended October 31, 2005

2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Capital assets

Capital assets are stated at cost less accumulated amortization. Capital assets are amortized over their estimated useful lives at the following rates and methods:

Rental assets	3 years	straight-line method
Computer software	100%	declining balance method
Computer equipment	30%	declining balance method
Equipment	20%	declining balance method
Leasehold improvements	5 years	straight-line method

For assets acquired or brought into use during the year, other than rental assets, amortization is calculated at 50% of the full year's amortization. For rental assets, amortization is calculated from the month following that in which additions come into operation. During the year, the Partnership recorded amortization on capital assets of $238,511. $162,625 was included in cost of sales and $75,886 was included in operating costs.

3.         DUE FROM PARTNER

	2005	2004

Due from partner	$-	$400,000

Amount due from partner is non interest bearing.

4.         CAPITAL ASSETS

	Cost	Accumulated amortization	2005 Net book value	2004 Net book value
Rental assets	$499,592	$234,958	$264,634	$411,606
Equipment	416,114	271,620	144,494	115,002
Computer equipment	566,972	439,362	127,610	155,091
Leasehold improvements	6,850	4,795	2,055	3,425
Computer software	1,801	837	964	-

	$1,491,329	$951,572	$539,757	$685,124

DOCUCOM LIMITED PARTNERSHIP

Notes to Financial Statements

Year Ended October 31, 2005

5. BANK INDEBTEDNESS

The Partnership has available $1,400,000 (2004 - $2,000,000) credit facilities by way of a combination of:

1.	Account overdraft which is due on demand and bearing interest at bank prime plus 1.25%. As of the year-end, $51,244 of the facility is utilized (2004 - $406,898).

2.	Bank Acceptance which is renewable monthly, bearing interest at the bankers acceptance monthly rate with a 2.35% annual fee. As of the year-end, $0 of the facility is utilized (2004 - $1,000,000).

The account overdraft and bankers acceptance are secured by a general assignment of book debts, a security agreement over inventories, a first ranking general security agreement over all assets, an assignment of fire insurance and the guarantees of two directors of the partner corporations aggregating $800,000.

The credit facilities agreement requires maintenance of certain covenants, including a minimum current ratio of 1.15:1, a minimum net worth of $1,000,000 and a maximum debt to net worth ratio of 3.00:1. At the year-end, the Partnership is not in violation of any covenants.

6.         LONG TERM DEBT

	2005	2004
Revolving loan bearing interest at prime plus 1.25%, monthly interest payable at end of subsequent month.	$200,000	$330,000

Term loan bearing interest at prime plus .75% per annum, repayable in monthly blended payments of $972. The loan matures on August 31, 2006 .		21,389
	200,000	351,389
Less portion relating to interest on long term debt		(11,667)
	$200,000	$339,722

The Partnership has available $500,000 demand revolving loan, for which the principal repayment terms are determined by a formula based on the net book value of rental assets. To the extent that 75% of the net book value of the rental assets exceed the loan outstanding, no principal repayments are required. Interest incurred on long term debt amounted to approximately $15,000.

7. GUARANTEE FOR PARTNER

The Partnership has guaranteed the bank indebtedness of a partner to an amount not exceeding $300,000. Such a bank indebtedness bears interest at bank prime rate and is secured by a general assignment of the assets of the Partnership.

DOCUCOM LIMITED PARTNERSHIP

Notes to Financial Statements

Year Ended October 31, 2005

8.	LEASE COMMITMENTS

The Partnership is committed to the following future payments under operating leases for premises of $398,170, automobiles of $163,399, and equipment of $10,176:

2006	$231,865
2007	158,711
2008	135,118
2009	46,051
$571,745

9.         FINANCIAL INSTRUMENTS

Credit risk

The Partnership's financial instruments consist of accounts receivable, bank indebtedness, accounts payable and accrued liabilities, and long term debt. The partnership is exposed to credit risk on accounts receivable from its customers. It has adopted credit policies which include the analysis of the financial position of its customers and the regular review of credit limits.

Fair Value

The fair value of these financial instruments approximate their carrying values due to their short-term maturity. The fair value of long-term debt approximate their carrying value as the instruments bear interest at current market rates.

DOCUCOM LIMITED PARTNERSHIP

Schedule of Expenses

Year Ended October 31, 2005

		(Schedule 1)

	2005	2004
SELLING
Salaries, commissions and benefits	$1,147,003	$1,226,303
Travel, automobile and meetings	226,880	214,743
Office and general	97,162	136,518
Advertising	31,243	60,577
	$1,502,288	$1,638,141
DISTRIBUTION
Salaries and benefits	$158,146	$197,836
General and office	8,862	11,065
Freight (net of recoveries)	12	(4,082)
	$167,020	$204,819
GENERAL AND ADMINISTRATIVE
Salaries, fees and benefits	$361,821	$365,857
Rent and Occupancy	299,863	428,938
Travel, automobile and meetings	192,200	173,583
Office and general	190,843	209,344
Severance cost	147,925	25,639
Profit sharing	66,226	60,078
Legal, audit and professional fees	59,999	93,891
Public relations	15,172	16,839
	$1,334,049	$1,374,169
AMORTIZATION
Computer software	$28,661	$153,012
Furniture and Fixtures	25,780	23,796
Computer equipment	20,075	28,960
Leasehold improvements	1,370	18,569
	$75,886	$224,337
FINANCING
Interest and bank charges	$77,434	$124,421
Interest on capital lease	20,084	39,236
	$97,518	$163,657

See the accompanying notes

Horwath Orenstein LLP

DOCUCOM LIMITED PARTNERSHIP

Financial Statements

Year Ended October 31, 2006

Horwath Orenstein LLP

AUDITORS' REPORT

To the Partners of DocuCom Limited Partnership

We have audited the balance sheet of DocuCom Limited Partnership as at October 31, 2006 and the statements of loss, partners' capital and cash flow for the year then ended. These financial statements are the responsibility of the partnership's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the partnership as at October 31, 2006 and the results of its operations and its cash flows for the year then ended in accordance with Canadian generally accepted accounting principles.

Toronto, Ontario December 20, 2006 Except for note 5, which is as of February 22, 2007	CHARTERED ACCOUNTANTS

1

DOCUCOM LIMITED PARTNERSHIP

Balance Sheet

October 31, 2006

	2006	2005
ASSETS
CURRENT
Accounts receivable	$1,897,230	$1,879,956
Inventories (Note 3)	203,272	899,955
Prepaid expenses	50,069	47,569

	2,150,571	2,827,480
CAPITAL ASSETS (Note 4)	331,382	539,758

	$2,481,953	$3,367,238

LIABILITIES AND PARTNERS' CAPITAL
CURRENT
Bank indebtedness (Note 5)	$245,008	$51,244
Accounts payable and accrued liabilities	1,486,016	1,455,762
Deferred income	566,980	637,003

	2,298,004	2,144,009
LONG TERM DEBT (Note 6)	-	200,000

	2,298,004	2,344,009
PARTNERS' CAPITAL	183,949	1,023,229

	$2,481,953	$3,367,238

APPROVED BY THE GENERAL PARTNER

See the accompanying notes
2

DOCUCOM LIMITED PARTNERSHIP

Statement of Income

Year Ended October 31, 2006

	2006	2005
SALES	$13,190,245	$13,396,833

COST OF SALES	10,093,973	9,823,487

GROSS PROFIT	3,096,272	3,573,346

OPERATING EXPENSES (Schedule 1)
Selling	1,616,990	1,502,288
General and administrative	1,433,150	1,334,049
Distribution	187,195	167,020
Financing	75,453	97,518
Amortization	72,448	75,886

	3,385,236	3,176,761

NET INCOME (LOSS)	$(288,964)	$396,585

See the accompanying notes
3

DOCUCOM LIMITED PARTNERSHIP

Statement of Partners' Capital

Year Ended October 31, 2006

	2005 Balance	Net Loss	Withdrawals	2006 Balance

PARTNERS' CAPITAL (Note 7)	$1,023,229	$(288,964)	$(550,316)	$183,949

	$1,023,229	$(288,964)	$(550,316)	$183,949

See the accompanying notes
4

DOCUCOM LIMITED PARTNERSHIP

Statement of Cash Flow

Year Ended October 31, 2006

	2006	2005
OPERATING ACTIVITIES
Net income (loss)	$(288,964)	$396,585
Items not affecting cash:
Amortization	241,299	238,511
Provision for obsolete inventory	425,800
	378,135	635,096
Changes in non-cash working capital:
Accounts receivable	(17,274)	408,209
Inventories	270,883	563,519
Prepaid expenses	(2,500)	(5,524)
Accounts payable and accrued liabilities	30,254	165,126
Deferred income	(70,023)	76,049
Due from partners		400,000
	211,340	1,607,379
Cash flow from operating activities	589,475	2,242,475
INVESTING ACTIVITY
Purchase of equipment	(32,923)	(93,144)
Cash flow used by investing activity	(32,923)	(93,144)
FINANCING ACTIVITIES
Advances (repayment) of bank indebtedness	193,764	(1,355,654)
Repayment of long term debt	(200,000)	(151,389)
Partners' drawings	(550,316)	(569,098)
Repayment of obligations under capital lease		(73,190)
Cash flow used by financing activities	(556,552)	(2,149,331)
INCREASE IN CASH FLOW
Cash - beginning of year
CASH - END OF YEAR
CASH FLOW SUPPLEMENTARY INFORMATION
Interest paid	$75,453	$97,518

See the accompanying notes
5

DOCUCOM LIMITED PARTNERSHIP

Notes to Financial Statements

Year Ended October 31, 2006

1.	DESCRIPTION OF OPERATIONS

DocuCom Limited Partnership ("the Partnership") sells and services systems for the capture, storage and retrieval of document images using micrographic and digital technologies throughout Canada.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Unincorporated business

Since this business is unincorporated, the accompanying financial statements do not provide for taxes on income and do not include all the assets, liabilities, revenues or expenses of the partners. No provision has been made for salaries, interest or similar items accruing to the partners.

Inventories

Inventories of finished goods and service parts are valued at the lower of cost or net realizable value, on a first-in first-out basis.

Capital assets

Capital assets are stated at cost less accumulated amortization. Capital assets are amortized over their estimated useful lives at the following rates and methods:

Rental assets	3 years	straight-line method
Computer software	100%	declining balance method
Computer equipment	30%	declining balance method
Equipment	20%	declining balance method
Leasehold improvements	5 years	straight-line method

For assets acquired or brought into use during the year, other than rental assets, amortization is calculated at 50% of the full year's amortization. For rental assets, amortization is calculated from the month following that in which additions come into operation. During the year, the Partnership recorded amortization on capital assets of $241,299 (2005- $238,511). $168,851 (2005 - $162,625) was included in cost of sales and $72,448 (2005- $75,886) was included in operating costs.

Impairment of long-lived assets

The Partnership reviews long-lived assets for impairment if events or changes in circumstances indicate that the carrying value may not be recoverable. When indicators of impairment in the carrying value of the assets exist, and the carrying value is greater than the net recoverable value, an impairment loss is recognized to the extent that the fair value is below the carrying value. Recoverability is measured by a comparison of the carrying amount of an asset to future undiscounted net cash flows expected to be generated by the asset.

(continues)
6

DOCUCOM LIMITED PARTNERSHIP

Notes to Financial Statements

Year Ended October 31, 2006

2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Revenue recognition

a)	Sales are normally recognized when the products are shipped, at which time title passes to the customer.

b)
Revenue derived from the sale of service contracts is initially recorded as deferred revenue when billed. Billings commonly occur two months before the contract commences. Deferred revenue represents approximately two months worth of advance service billings.

Measurement uncertainty

The preparation of financial statements in conformity with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from these estimates. These estimates are reviewed periodically, and, as adjustments become necessary they are reported in earnings in the period in which they become known.

3.         INVENTORIES

	2006	2005
Finished goods	$1,025,530	$1,386,201
Service parts	875,744	826,219
Subtotal	1,901,274	2,212,420
Obsolescence reserve - Equipment	(845,936)	(612,129)
Obsolescence reserves - Parts	(852,067)	(700,336)
	$203,271	$899,955

During the year, the Partnership recorded a provision on obsolete inventory for $425,800 (2005 - $nil). The amount was included in the cost of sales.

7

DOCUCOM LIMITED PARTNERSHIP

Notes to Financial Statements

Year Ended October 31, 2006

4.         CAPITAL ASSETS

	Cost	Accumulated amortization	2006 Net book value	2005 Net book value
Rental assets	$494,497	$378,943	$115,554	$264,634
Equipment	415,069	299,578	115,491	144,494
Computer equipment	564,008	464,356	99,652	127,611
Leasehold improvements	6,850	6,165	685	2,055
Computer software	228,328	228,328	-	964
	$1,708,752	$1,377,370	$331,382	$539,758

5.        BANK INDEBTEDNESS

The Partnership has available a $500,000 (2005 - $1,400,000) operating line by way of a combination of:

1.	Account overdraft which is due on demand and bears interest at bank prime plus 1.25%. As of the year-end, $245,008 of the facility is utilized (2005 - $51,244).

2.	Documentary letters of credit which is due on demand and bears interest at bank prime plus 1.25%. As of the year-end, $nil of the facility is utilized (2005 - $nil).

3.	Letters of guarantee which have a maximum term of one year and is subject to a fee of 2.25% per annum. As of the year-end, $nil of the facility is utilized (2005 - $nil).

The operating line is secured by a general assignment of book debts, a security agreement over cash, credit balances and deposit instrument, an assignment of all risk insurance, and the guarantees of two directors of the partner corporations aggregating $800,000.

The credit facilities agreement requires maintenance of certain covenants, including a minimum current ratio of 1.15:1, a minimum net worth of $500,000 and a maximum debt to net worth ratio of 2.50:1. At the year-end, the Partnership was in violation of certain covenants. The bank has agreed to forbear the breach of the financial covenants on February 22, 2007.

6.         LONG TERM DEBT

	2006	2005

Revolving loan bearing interest at prime plus 1.25%, monthly interest payable at end of subsequent month.	$-	200,000

8

DOCUCOM LIMITED PARTNERSHIP

Notes to Financial Statements

Year Ended October 31, 2006

7.        TRANSFER OF INTEREST BETWEEN LIMITED PARTNER AND GENERAL PARTNER

On October 31, 2006, the Partnership's Limited Partner sold, transferred and assigned its interest to the Partnership's General Partner (DocuCom Imaging Solutions Inc.) for $1. As a consequence, the Partnership ceased to exist effective that date and its assets, liabilities and operation were assumed by DocuCom Imaging Solutions Inc.

8.        LEASE COMMITMENTS

The Partnership is committed to the following future payments under operating leases for premises of $312,457, automobiles of $136,083, and equipment of $1,830:

2007	$186,155
2008	170,387
2009	81,710
2010	12,118
$450,370

9.         FINANCIAL INSTRUMENTS

The Partnership's financial instruments consist of accounts receivable, bank indebtedness, accounts payable and accrued liabilities. The fair value of these financial instruments approximate their carrying values due to their short-term maturity. The Partnership is exposed to credit risk on accounts receivable from its customers. It has adopted credit policies which include the analysis of the financial position of its customers and the regular review of credit limits.

9

DOCUCOM LIMITED PARTNERSHIP

Schedule of Expenses

Year Ended October 31, 2006

		(Schedule 1)

	2006	2005
SELLING
Salaries, commissions and benefits	$1,256,465	$1,147,003
Travel, automobile and meetings	241,860	226,880
Office and general	82,453	97,162
Advertising	36,212	31,243
	$1,616,990	$1,502,288
DISTRIBUTION
Salaries and benefits	$156,999	$158,146
Freight (net of recoveries)	21,705	12
General and office	8,491	8,862
	$187,195	$167,020
GENERAL AND ADMINISTRATIVE
Salaries, fees and benefits	$669,734	$361,821
Rent and occupancy	305,693	299,863
Travel, automobile and meetings	177,988	192,200
Office and general	169,680	190,843
Profit sharing	53,814	66,226
Legal, audit and professional fees	39,930	59,999
Severance cost	16,087	147,925
Public relations	224	15,172
	$1,433,150	$1,334,049
AMORTIZATION
Furniture and fixtures	$28,900	25,780
Computer software	22,248	28,661
Computer equipment	19,930	20,075
Leasehold improvements	1,370	1,370
	$72,448	$75,886
FINANCING
Interest and bank charges	$51,557	77,434
Other interest	23,896	20,084
	$75,453	$97,518

See the accompanying notes

10